UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 29, 2022 (
December 22, 2022
)

TRADEUP ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-40608	85-1314502
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

437 Madison Avenue , 27th Floor New York , New York	10022
(Address of principal executive offices)	(Zip Code)

(
732
)
910-9692
(
Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one-half of one Warrant	UPTDU	The Nasdaq Stock Market LLC

Common Stock, par value $0.0001 per share	UPTD	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	UPTDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging  growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 22, 2022, TradeUP Acquisition Corp. (the “Company”) held a special meeting in lieu of its 2022 annual meeting of stockholders (the “Special Meeting”). On November 30, 2022, the record date for the Special Meeting, there were 5,849,700 shares of common stock of the Company entitled to be voted at the Special Meeting, approximately 74.89% of which were represented in person or by proxy at the special meeting.

The final results for each of the matters submitted to a vote of the Company’s stockholders at the special meeting are as follows:

1. The Extension Proposal

The stockholders approved the proposal to
amend the Company’s amended and restated certificate of incorporation to extend the date before which the Company must complete a business combination from January 19, 2023 to July 19, 2023 or such earlier date as determined by the board of directors of the Company (such extension is herein referred to as the “Extension”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended (the “Extension Proposal”). Upon the stockholders’ approval, for each public share that is not redeemed by the stockholder in connection with the Extension, for each monthly period, or portion thereof during the Extension, the Company will deposit $0.05 per share per month in the trust account.
The voting results were as follows:

FOR	AGAINT	ABSTAIN
4,380,625	500	0

2.

The
Trust Amendment Proposal

The stockholders approved the proposal to
amend the Investment Management Trust Agreement, dated July 14, 2021, by and between the Company and Wilmington Trust, National Association, acting as trustee, to extend the liquidation date from January 19, 2023 to July 19, 2023 (the “Trust Amendment Proposal”).
The voting results were as follows:

FOR	AGAINT	ABSTAIN
4,379,446	1,678	1

3.  The Director Election Proposal

The stockholders re-elected Mr. Weston Twigg as Class I director of the Company to serve three-year term till the 2025 annual meeting of stockholders or until his successor is elected and qualified. The voting results were as follows:

FOR	WITHHOLD
4,044,959	336,166

4. The Auditor Appointment Proposal

The stockholders ratified the engagement of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The voting results were as follows:

FOR	AGAINT	ABSTAIN
4,353,040	500	27,585

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TradeUP Acquisition Corp.

	By:	/s/ Weiguang Yang
	Name:	Weiguang Yang
	Title:	Co-Chief Executive Officer

Date: December 29, 2022